MERRILL LYNCH
PACIFIC FUND, INC.




Annual Report

December 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Pacific Fund, Inc. slightly underperformed relative to its unmanaged Benchmark Index for the fiscal year ended December 31, 2000. The Fund's Class A, Class B, Class C and Class D Shares declined -28.32%, -29.03%, -29.03% and -28.50%, respectively, compared to a -26.36% return for the unmanaged Benchmark Index. The unmanaged MSCI Pacific "Free" Index, which has somewhat different market weights than the Benchmark Index (it does not include Taiwan, South Korea and India), declined 25.78%. (Fund performance shown does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

The Fund's absolute returns for the fiscal year were poor; however, it is more important for us to judge our performance relative to the appropriate unmanaged indexes to determine whether or not we added or subtracted value during any given reporting period. Unfortunately, we are disappointed to report that during this past fiscal year we did not add value, since we marginally underperformed relative to the Benchmark Index against which we compete. The primary reasons for this underperformance were our overweighting in India at the wrong time and the underperformance of our Australian positions.

If we look over the past two years (1999 and 2000), the Fund substantially outperformed the unmanaged Benchmark Index, with Class A Shares providing a total return of +34.58% relative to an Index return of +15.28%. These results were exceptionally good, since the Fund was ahead of the Index by an average of 1000 basis points per year (100 basis points equals one percentage point). This compares with a long-term historical outperformance that is more in the range of 700 basis points per year.

However, 2000 was the first year since 1983 (the year we began managing the Fund) that the Fund underperformed relative to the Index, when the Index had declined. In fact, our greatest levels of outperformance occurred during the 1990 and 1992 Japanese bear markets. Although our performance would sometimes lag in bull markets, we always consider it more important to significantly outperform in bear markets. In this way, we believe that we have provided good absolute returns, good relative returns, and less volatility than other Pacific Basin funds.

Although our long-term strategy has been largely successful-- especially in our performance compared to similar funds that rose substantially in 1999 but fell more precipitously than our Fund in 2000--we are disappointed with the Fund's performance this past year, since it was not consistent with other "down" years in which we were able to substantially provide a level of protection to our shareholders from price declines.

No Significant Changes in Investment Outlook
There are no significant economic or market developments in Japan at present. Gradually, Japanese companies appear to be recognizing that their only hope of business success (and perhaps even survival) is to restructure and become efficient operations that are oriented toward generating profits and creating value for their shareholders. However, the pace of change is much slower than we would like. We once hoped that Japanese companies would move more quickly to be more competitive; now, we do not believe that such lasting changes will occur in as timely a manner as we had envisioned or hoped.

The only positive development that could occur relatively quickly would be a significant restructuring of the non-life insurance companies (in which the Fund has had significant positions since
1984), which would be led by non-Japanese investors. Currently, there has been a consolidation trend in this industry, but the mergers/acquisitions have largely been cosmetic and have not resulted in materially greater operating efficiencies.

We continue to believe that eventually Japanese investors will demand that corporate executives fulfill their obligations to their shareholders. Executives who refuse or fail to do so will find themselves very much out of favor. However, it appears as if it is going to take a very long time for this trend to take hold in Japan. Nevertheless, our outlook for Japanese stocks is not especially bearish; we are just not confident that any structural progress-- which would lead to sustained good stock market performance--is occurring.

Investment Strategy
No matter how weak the US economy may appear now, it is much more vibrant than Japan's. We believe that the yen will tend to depreciate relative to the US dollar, although sudden, sharp bouts of appreciation will probably occur. Accordingly, at December 31, 2000, 40% of the Fund's yen exposure was hedged back into US dollars through forward sales of yen, and it is conceivable we will hedge more.

Our largest positions in Japan remain the same: Murata Manufacturing Co., Ltd., Rohm Company Ltd., The Furukawa Electric Co., Ltd., and several non-life insurance stocks. Outside of Japan, Lend Lease Corporation Limited remains a large position in Australia, as do HSBC Holdings PLC and Hutchison Whampoa Limited in Hong Kong. These six stocks and one industry constituted approximately 40.3% of net assets at fiscal year-end.

Looking at our largest investments in Japan, Murata, Rohm and Furukawa Electric are all involved in technology, and therefore their share prices are highly influenced by the movement of high tech stocks in the United States. However, their businesses remain solid and are growing at reasonable rates. Accordingly, we believe that their futures remain bright. In addition, it appears that all three companies are run to enhance their future profitability. The non-life insurance companies are simply selling at prices that are much lower than their liquidation value. Since we believe that it is unlikely that they will be liquidated to realize this value, it will probably take a not-yet-evident catalyst outside of the Japanese stock market to bring about a realization of the huge discounts that these stocks exhibit.

In Conclusion
Overall, it appears that much of the enthusiasm behind the stock market appreciation of 1999 has been taken out by the declines of 2000. At current prices, the Pacific Basin stock markets appear to be at reasonable levels, even with the lackluster outlook for economic growth.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry Glenn)
Terry Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager


February 15, 2001



Merrill Lynch Pacific Fund, Inc.
December 31, 2000


PROXY RESULTS

During the six-month period ended December 30, 2000, Merrill Lynch Pacific Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                                   Shares Voted
                                                                                                       For
1. To elect the Fund's Board of Directors:   Terry K. Glenn                                         56,933,430
                                             Ronald W. Forbes                                       55,915,099
                                             Cynthia A. Montgomery                                  56,916,365
                                             Charles C. Reilly                                      56,903,389
                                             Kevin A. Ryan                                          56,932,193
                                             Roscoe S. Suddarth                                     56,914,826
                                             Richard R. West                                        56,914,464
                                             Arthur Zeikel                                          56,886,545
                                             Edward D. Zinbarg                                      56,916,292

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 55,810,540       826,901      2,036,619

3. To approve to convert the Fund to "master/feeder" structure.                      51,706,942     3,108,828      3,858,290


Merrill Lynch Pacific Fund, Inc.
December 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 12/31/00                   -28.32%        -32.09%
Five Years Ended 12/31/00                 + 7.72         + 6.56
Ten Years Ended 12/31/00                  + 8.77         + 8.18

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 12/31/00                   -29.03%        -31.45%
Five Years Ended 12/31/00                 + 6.62         + 6.62
Ten Years Ended 12/31/00                  + 7.66         + 7.66

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 12/31/00                   -29.03%        -29.64%
Five Years Ended 12/31/00                 + 6.62         + 6.62
Inception (10/21/94)
through 12/31/00                          + 5.77         + 5.77

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 12/31/00                   -28.50%        -32.25%
Five Years Ended 12/31/00                 + 7.46         + 6.30
Inception (10/21/94)
through 12/31/00                          + 6.60         + 5.68

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
December 31, 2000


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of Merrill Lynch Pacific Fund, Inc.'s Class A and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index++++. Beginning and ending values are:

                                      12/90          12/00

ML Pacific Fund, Inc.++--
Class A Shares*                       $10,000        $21,962

ML Pacific Fund, Inc.++--
Class B Shares*                       $10,000        $20,919

Morgan Stanley Capital International
Pacific Region Index++++              $10,000        $11,667


A line graph depicting the growth of Merrill Lynch Pacific Fund, Inc.'s Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index++++. Beginning and ending values are:

                                     10/21/94**       12/00

ML Pacific Fund, Inc.++--
Class C Shares*                       $10,000        $14,157

ML Pacific Fund, Inc.++--
Class D Shares*                       $10,000        $14,076

Morgan Stanley Capital International
Pacific Region Index++++              $10,000        $ 7,976


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch Pacific Fund, Inc.
December 31, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                           Market Performance
                                                                     In Local Currency/In US Dollars
                                                                       6 Month             12 Month
As of December 31, 2000                                                % Change            % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          -18.17%             -28.32%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          -18.56              -29.03
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          -18.58              -29.03
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*          -18.29              -28.50
Benchmark Index**                                                       -21.66              -26.36
     Japan                                                          -18.06/-24.08       -19.85/-28.28
     Australia                                                       -2.91/-10.14        +6.04/-9.86
     Hong Kong                                                       -1.89/-1.94        -14.45/-14.75
     Taiwan                                                         -39.15/-43.34       -41.85/-44.84
     India                                                          -15.40/-19.04       -16.06/-21.79
     South Korea                                                    -41.14/-48.12       -43.74/-49.52
     Singapore                                                       -6.27/-6.54        -24.77/-27.77


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.

Past performance is not indicative of future results.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS
                               Shares Held/                                                                         Percent of
Industry                       Face Amount               Investments                                      Value     Net Assets
Japan

Automobile                     1,717,000   Suzuki Motor Corporation                                   $   18,342,732    1.5%
Beverage                         380,000   Chukyo Coca-Cola Bottling Co., Ltd.                             2,871,629    0.2
                                 346,223   Coca-Cola West Japan Company Limited                            8,291,763    0.7
                                 468,000   Hokkaido Coca-Cola Bottling Co., Ltd.                           3,524,343    0.3
                                 386,000   Kinki Coca-Cola Bottling Co., Ltd.                              4,069,562    0.3
                                 476,000   Mikuni Coca-Cola Bottling                                       4,897,548    0.4
                                                                                                      --------------  ------
                                                                                                          23,654,845    1.9

Building &                     1,990,000   Okumura Corporation                                             6,708,844    0.6
Construction

Chemicals                      1,068,000   Shin-Etsu Chemical Co., Ltd.                                   41,148,862    3.4

Consumer Electronics           1,688,000   Matsushita Electric Industrial Company, Ltd.                   40,352,364    3.3
                                 115,000   Nintendo Company Ltd.                                          18,116,025    1.5
                                 344,000   Sony Corporation                                               23,796,848    2.0
                                                                                                      --------------  ------
                                                                                                          82,265,237    6.8

Electrical Equipment           5,863,000 ++Fuji Electric Co., Ltd.                                        17,096,138    1.4
                               2,404,000   The Furukawa Electric Co., Ltd.                                41,996,322    3.5
                                 494,000   Murata Manufacturing Co., Ltd.                                 57,964,974    4.8
                                 260,000   Rohm Company Ltd.                                              49,404,553    4.1
                                                                                                      --------------  ------
                                                                                                         166,461,987   13.8

Financial Services      YEN  160,000,000   Kokusai Securities Co., Ltd., 1.25% due 9/30/2013               1,625,208    0.1
                             354,000,000 ++Sanwa International Finance Ltd. (Convertible Preferred)        3,018,609    0.3
                                                                                                      --------------  ------
                                                                                                           4,643,817    0.4

Internet                         167,600   Softbank Corp. (d)                                              5,826,375    0.5

Machinery                      2,056,000   Toyoda Automatic Loom Works, Ltd.                              40,507,881    3.4

Office Equipment               1,025,000   Canon, Inc.                                                    35,901,926    3.0

Pharmaceuticals                1,264,000   Yamanouchi Pharmaceutical Co., Ltd.                            54,677,408    4.5

Property & Casualty            8,917,000   The Chiyoda Fire & Marine Insurance Company, Limited           24,674,011    2.0

Insurance                      8,137,000   Mitsui Marine and Fire Insurance Company, Ltd.                 46,670,184    3.9
                               8,981,000   The Nichido Fire & Marine Insurance Co., Ltd.                  47,736,138    4.0
                               5,992,000   The Nippon Fire & Marine Insurance Co., Ltd.                   20,987,741    1.7
                               3,413,000   The Tokio Marine & Fire Insurance Co. Ltd.                     39,120,989    3.2
                                                                                                      --------------  ------
                                                                                                         179,189,063   14.8

Retailing                        847,000   Ito-Yokado Co., Ltd.                                           42,275,832    3.5
                                 364,000   Sangetsu Co., Ltd.                                              4,812,960    0.4
                                                                                                      --------------  ------
                                                                                                          47,088,792    3.9

Telecommunications                 1,000   NTT Mobile Communications Network, Inc.                        17,250,438    1.4

Transportation                     4,700   East Japan Railway Company                                     27,574,431    2.3

Utilities--Electric            1,192,400   Chubu Electric Power Company, Incorporated                     20,475,450    1.7
                               1,841,000   Kansai Electric Power Company, Inc.                            31,258,310    2.6
                               1,860,000   Tokyo Electric Power                                           46,174,256    3.8
                                                                                                      --------------  ------
                                                                                                          97,908,016    8.1

                                           Total Investments in Japan  (Cost--$733,219,415)              849,150,654   70.3

Merrill Lynch Pacific Fund, Inc.
December 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                               Shares Held/                                                                         Percent of
Industry                       Face Amount               Investments                                      Value     Net Assets

Australia
Industrials                    1,208,543   Brambles Industries Limited                                $   28,206,668    2.3%

Property                       5,470,947   Lend Lease Corporation Limited                                 50,893,036    4.2

                                           Total Investments in Australia (Cost - $76,282,167)            79,099,704    6.5

China

Computers                     15,000,000   Legend Holdings Limited                                         9,423,198    0.8

                                           Total Investments in China (Cost--$16,483,516)                  9,423,198    0.8


Hong Kong

Banking                        3,588,724   HSBC Holdings PLC                                              53,371,451    4.4

Conglomerates                  4,291,438   Hutchison Whampoa Limited                                      53,506,115    4.5
                               2,056,000   Wharf (Holdings) Ltd.                                           5,008,269    0.4
                                                                                                      --------------  ------
                                                                                                          58,514,384    4.9

                                           Total Investments in Hong Kong (Cost--$57,586,261)            111,885,835    9.3

India

Diversified Mutual                 7,000 ++UTI Master Plus 91-B                                                    0    0.0
Funds

                                           Total Investments in India (Cost--$2,346)                               0    0.0

New Zealand

Diversified                   43,229,285   Guinness Peat Group PLC                                        27,354,411    2.3

                                           Total Investments in New Zealand (Cost--$24,265,792)           27,354,411    2.3

Singapore

Banking                        2,532,400   Oversea-Chinese Banking Corporation Ltd.                       18,839,654    1.6

                                           Total Investments in Singapore (Cost--$15,039,218)             18,839,654    1.6

South Korea

Banking                           92,515 ++Hana Bank (GDR)(b)                                                508,832    0.0

Iron & Steel                     325,000   Pohang Iron & Steel Company Ltd. (ADR)(a)                       5,057,813    0.4

Telecommunications               471,500   Korea Telecom Corporation (ADR)(a)                             14,616,500    1.2
                                  31,500   SK Telecom Co. Ltd.                                             6,300,000    0.5
                                  90,000   SK Telecom Co. Ltd. (ADR)(a)(c)                                 2,120,625    0.2
                                                                                                      --------------  ------
                                                                                                          23,037,125    1.9

                                           Total Investments in South Korea (Cost--$37,944,020)           28,603,770    2.3

Merrill Lynch Pacific Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)
                               Shares Held/                                                                         Percent of
Industry                       Face Amount               Investments                                      Value     Net Assets

Taiwan
Aerospace                      3,507,500   D-Link Corporation                                         $    3,191,335    0.3%
                               7,620,000 ++United Microelectronics Corporation, Ltd.                      11,079,197    0.9
                                                                                                      --------------  ------
                                                                                                          14,270,532    1.2

Broadcast/Media                    3,100 ++GigaMedia Ltd.                                                      8,525    0.0

Electronic                     2,720,608 ++Winbond Electronics Corporation                                 2,606,955    0.2
Components

Electronics                      985,218   Synnex Technology International Corporation (GDR)(b)            5,418,699    0.4
                               2,797,500 ++Via Technologies Inc.                                          15,136,706    1.3
                                                                                                      --------------  ------
                                                                                                          20,555,405    1.7

                                           Total Investments in Taiwan (Cost--$65,434,764)                37,441,417    3.1

Short-Term Securities

Commercial Paper*         US$  1,125,000   General Motors Acceptance Corp., 6.75% due 1/02/2001            1,124,367    0.1


                                           Total Investments in Short-Term Securities
                                           (Cost--$1,124,367)                                              1,124,367    0.1


                                           Total Investments (Cost--$1,027,381,866)                    1,162,923,010   96.3


                               Shares
                         Covered by Options                  Issue

Call Options Written

                                  42,000   Softbank Corp., expiring March 2001 at US$ 62.85                      (1)    0.0


                                           Total Call Options Written (Premiums Received--$5,033,006)            (1)    0.0


Total Investments, Net of Options Written (Cost--$1,022,348,860)                                       1,162,923,009   96.3

Unrealized Appreciation on Forward Foreign Exchange Contracts--Net**                                      21,479,724    1.8

Other Assets Less Liabilities                                                                             23,314,186    1.9
                                                                                                      --------------  ------
Net Assets                                                                                            $1,207,716,919  100.0%
                                                                                                      ==============  ======



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Portion of the security is pledged as collateral for call options written, which has a value of $1,460,070
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.
**Forward foreign exchange contracts as of December 31, 2000 were as follows:

Foreign                     Expiration             Unrealized
Currency Sold                  Date               Appreciation

YEN  34,845,609,701        October 2001          $ 21,479,724
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$340,602,093)                   $ 21,479,724
                                                 ============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 2000
Assets:             Investments, at value (identified cost--$1,027,381,866)                               $1,162,923,010
                    Unrealized appreciation on forward foreign exchange contracts                             21,479,724
                    Foreign cash                                                                              31,889,226
                    Receivables:
                      Capital shares sold                                                $      917,877
                      Dividends                                                                 390,563
                      Interest                                                                   13,147        1,321,587
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    85,555
                                                                                                          --------------
                    Total assets                                                                           1,217,699,102
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$5,033,006)                                          1
                    Payables:
                      Capital shares redeemed                                                 6,952,501
                      Investment adviser                                                        592,744
                      Distributor                                                               485,043        8,030,288
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,951,894
                                                                                                          --------------
                    Total liabilities                                                                          9,982,183
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,207,716,919
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    2,579,757
                    Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                    authorized                                                                                 2,354,100
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   457,639
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   811,232
                    Paid-in capital in excess of par                                                       1,094,674,700
                    Accumulated distributions in excess of investment income--net                           (53,688,972)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        160,528,463
                                                                                                          --------------
                    Net assets                                                                            $1,207,716,919
                                                                                                          ==============


Net Asset Value:    Class A--Based on net assets of $518,556,908 and 25,797,566 shares
                             outstanding                                                                  $        20.10
                                                                                                          ==============
                    Class B--Based on net assets of $442,241,736 and 23,540,998 shares
                             outstanding                                                                  $        18.79
                                                                                                          ==============
                    Class C--Based on net assets of $84,008,431 and 4,576,394 shares
                             outstanding                                                                  $        18.36
                                                                                                          ==============
                    Class D--Based on net assets of $162,909,844 and 8,112,315 shares
                             outstanding                                                                  $        20.08
                                                                                                          ==============
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 2000
Investment          Dividends (net of $1,782,634 foreign withholding tax)                                 $   15,049,615
Income:             Interest and discount earned                                                               2,248,850
                                                                                                          --------------
                    Total income                                                                              17,298,465
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $   10,610,359
                    Account maintenance and distribution fees--Class B                        6,832,257
                    Custodian fees                                                            1,299,577
                    Account maintenance and distribution fees--Class C                        1,275,239
                    Transfer agent fees--Class B                                              1,039,735
                    Transfer agent fees--Class A                                                964,253
                    Account maintenance fees--Class D                                           555,502
                    Transfer agent fees--Class D                                                290,791
                    Accounting services                                                         286,625
                    Transfer agent fees--Class C                                                199,965
                    Registration fees                                                            52,480
                    Directors' fees and expenses                                                 40,611
                    Pricing fees                                                                 11,149
                                                                                         --------------
                    Total expenses                                                                            23,458,543
                                                                                                          --------------
                    Investment loss--net                                                                     (6,160,078)
                                                                                                          --------------

Realized &          Realized gain on:
Unrealized Gain       Investments--net                                                      117,000,877
(Loss) on             Foreign currency transactions--net                                     24,038,268      141,039,145
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    (742,622,191)
                      Foreign currency transactions--net                                     32,185,449    (710,436,742)
                                                                                         --------------   --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(575,557,675)
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                              For the Year Ended
                                                                                                  December 31,
Increase (Decrease) in Net Assets:                                                           2000              1999
Operations:         Investment loss--net                                                 $  (6,160,078)   $  (3,186,156)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       141,039,145       82,829,378
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                (710,436,742)      933,388,478
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations       (575,557,675)    1,013,031,700
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                              (14,137,385)               --
Shareholders:         Class B                                                               (6,177,612)               --
                      Class C                                                               (1,235,914)               --
                      Class D                                                               (3,949,123)               --
                    Realized gain on investments--net:
                      Class A                                                              (56,502,591)               --
                      Class B                                                              (52,742,267)               --
                      Class C                                                              (10,198,084)               --
                      Class D                                                              (18,017,451)               --
                    In excess of realized gain on investments--net:
                      Class A                                                               (8,866,666)               --
                      Class B                                                               (8,276,577)               --
                      Class C                                                               (1,600,333)               --
                      Class D                                                               (2,827,387)               --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (184,531,390)               --
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                            (332,728,806)      197,731,808
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                             (1,092,817,871)    1,210,763,508
                    Beginning of year                                                     2,300,534,790    1,089,771,282
                                                                                         --------------   --------------
                    End of year*                                                         $1,207,716,919   $2,300,534,790
                                                                                         ==============   ==============
                    *Accumulated distributions in excess of investment income--net       $ (53,688,972)   $           --
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                            Class A++
from information provided in the financial statements.                    For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2000         1999       1998         1997        1996
Per Share           Net asset value, beginning of year       $    33.12  $    17.64  $    16.97  $    21.58   $    22.16
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .04         .06         .10         .08          .11
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net           (9.50)       15.42        1.33      (1.48)         1.21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations             (9.46)       15.48        1.43      (1.40)         1.32
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --      --++++          --           --
                      In excess of investment income--net         (.63)          --       (.76)       (.99)       (1.22)
                      Realized gain on investments--net          (2.53)          --          --      (2.22)        (.68)
                      In excess of realized gain on
                      investments--net                            (.40)          --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (3.56)          --       (.76)      (3.21)       (1.90)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    20.10  $    33.12  $    17.64  $    16.97   $    21.58
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         (28.32%)      87.76%       8.46%     (6.35%)        6.09%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .82%        .85%        .88%        .87%         .87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .14%        .28%        .57%        .37%         .47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  518,557  $  986,913   $ 449,725  $  537,671   $  642,523
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           35.23%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                             Class B++
from information provided in the financial statements.                    For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999       1998         1997        1996
Per Share           Net asset value, beginning of year       $    31.12  $    16.74  $    16.11  $    20.59   $    21.22
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                          (.23)       (.16)       (.08)       (.14)        (.13)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net           (8.87)       14.54        1.25      (1.39)         1.17
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations             (9.10)       14.38        1.17      (1.53)         1.04
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --      --++++          --           --
                      In excess of investment
                      income--net                                 (.30)          --       (.54)       (.73)        (.99)
                      Realized gain on investments
                      --net                                      (2.53)          --          --      (2.22)        (.68)
                      In excess of realized gain on
                      investments--net                            (.40)          --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (3.23)          --       (.54)      (2.95)       (1.67)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    18.79  $    31.12  $    16.74 $     16.11   $    20.59
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         (29.03%)      85.90%       7.29%     (7.31%)        5.00%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.84%       1.88%       1.92%       1.90%        1.90%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                         (.86%)      (.76%)      (.50%)      (.66%)       (.56%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  442,242  $  888,735  $  489,047  $  775,068   $1,217,549
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           35.23%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                             Class C++
from information provided in the financial statements.                     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000         1999       1998         1997        1996
Per Share           Net asset value, beginning of year       $    30.53  $    16.42  $    15.83  $    20.30   $    20.97
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                          (.23)       (.17)       (.08)       (.14)        (.13)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                            (8.70)       14.28        1.23      (1.36)         1.16
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations             (8.93)       14.11        1.15      (1.50)         1.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --      --++++          --           --
                      In excess of investment
                      income--net                                 (.31)          --       (.56)       (.75)       (1.02)
                      Realized gain on investments--net          (2.53)          --          --      (2.22)        (.68)
                      In excess of realized gain on
                      investments--net                            (.40)          --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (3.24)          --       (.56)      (2.97)       (1.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    18.36  $    30.53  $    16.42  $    15.83   $    20.30
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per
Return:*            share                                      (29.03%)      85.93%       7.26%     (7.28%)        5.00%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.85%       1.88%       1.92%       1.90%        1.91%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                         (.86%)      (.79%)      (.50%)      (.67%)       (.58%)
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental        Net assets, end of year (in
Data:               thousands)                               $   84,008  $  150,153   $  53,116  $   73,656   $   98,925
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           35.23%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                             Class D++
from information provided in the financial statements.                     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998         1997       1996
Per Share           Net asset value, beginning of year       $    33.06  $    17.65   $   16.98  $    21.57   $    22.14
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                 (.03)      --++++         .05         .03          .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                            (9.46)       15.41        1.33      (1.47)         1.23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations             (9.49)       15.41        1.38      (1.44)         1.27
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --      --++++          --           --
                      In excess of investment
                      income--net                                 (.56)          --       (.71)       (.93)       (1.16)
                      Realized gain on investments--net          (2.53)          --          --      (2.22)        (.68)
                      In excess of realized gain on
                      investments--net                            (.40)          --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (3.49)          --       (.71)      (3.15)       (1.84)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    20.08  $    33.06  $    17.65  $    16.98   $    21.57
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         (28.50%)      87.31%       8.14%     (6.55%)        5.84%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.07%       1.10%       1.13%       1.12%        1.12%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                (.09%)      (.02%)        .29%        .11%         .16%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  162,910  $  274,734  $   97,883  $  119,219   $  136,626
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           35.23%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========



                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of net realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $457,897 have been reclassified between undistributed net investment income and paid-in capital in excess of par and $21,570,963 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers,L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                               $ 3,354       $ 18,608
Class D                               $20,622       $260,321


For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $1,212,207 and $121,430 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $147,314 and $62,070 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $242,766 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $599,655,884 and $1,055,756,487, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:


                                Realized Gains    Unrealized
                                   (Losses)     Gains (Losses)

Investments:
   Long-term                    $ 117,001,044    $  135,541,144
   Short-term                           (167)                --
   Options written                         --         5,033,005
                                -------------    --------------
Total investments                 117,000,877       140,574,149
                                -------------    --------------
Currency transactions:
   Options purchased              (7,973,000)                --
   Foreign currency
   transactions                     (540,572)       (1,525,410)
   Forward foreign exchange
   contracts                       32,551,840        21,479,724
                                -------------    --------------
Total currency transactions        24,038,268        19,954,314
                                -------------    --------------
Total                           $ 141,039,145    $  160,528,463
                                =============    ==============


Transactions in call options written for the year ended December 31, 2000 were as follows:

                                  Nominal Value
                                    Covered by        Premiums
                                 Written Options      Received
Outstanding call options
written at beginning of
year                                       --                --
Options written                  $     42,000     $   5,033,006
                                 ------------     -------------
Outstanding call options
written at end of year           $     42,000     $   5,033,006
                                 ============     =============



As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $112,872,800, of which $234,752,602 related to appreciated securities and $121,879,802 related to depreciated securities. At December 31, 2000, the aggregate cost of investments, net of options written for Federal income tax purposes was $1,050,050,209.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(332,728,806) and $197,731,808 for the years ended December 31, 2000 and December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                        16,739,161  $ 475,740,693
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,674,434     72,423,108
                               --------------   ------------
Total issued                       20,413,595    548,163,801
Shares redeemed                  (24,415,164)  (701,581,010)
                               --------------   ------------
Net decrease                      (4,001,569) $(153,417,209)
                               ==============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        19,608,935  $ 432,209,205
Shares redeemed                  (15,311,566)  (344,528,395)
                               --------------   ------------
Net increase                        4,297,369   $ 87,680,810
                               ==============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                         3,720,613  $ 103,439,040
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,044,357     56,077,061
                               --------------   ------------
Total issued                        6,764,970    159,516,101
Automatic conversion of
shares                            (1,613,102)   (43,519,811)
Shares redeemed                  (10,170,306)  (269,155,866)
                               --------------   ------------
Net decrease                      (5,018,438) $(153,159,576)
                               ==============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        10,091,024   $223,461,220
Automatic conversion of
shares                            (1,076,563)   (22,631,130)
Shares redeemed                   (9,667,997)  (194,321,010)
                               --------------   ------------
Net increase (decrease)             (653,536)   $  6,509,080
                               ==============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                         2,065,162   $ 55,227,954
Shares issued to shareholders
in reinvestment of dividends
and distributions                     634,351     11,418,315
                               --------------   ------------
Total issued                        2,699,513     66,646,269
Shares redeemed                   (3,041,243)   (78,400,903)
                               --------------   ------------
Net decrease                        (341,730)  $(11,754,634)
                               ==============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         3,426,762   $ 74,395,683
Shares redeemed                   (1,742,506)   (34,953,502)
                               --------------   ------------
Net increase                        1,684,256  $  39,442,181
                               ==============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                         5,172,557   $150,219,867
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,054,735     20,767,735
Automatic conversion of
shares                              1,512,398     43,519,811
                               --------------   ------------
Total issued                        7,739,690    214,507,413
Shares redeemed                   (7,936,859)  (228,904,800)
                               --------------   ------------
Net decrease                        (197,169)  $(14,397,387)
                               ==============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         4,462,837   $100,318,751
Automatic conversion of
shares                              1,016,993     22,631,130
                               --------------   ------------
Total issued                        5,479,830    122,949,881
Shares redeemed                   (2,716,286)   (58,850,144)
                               --------------   ------------
Net increase                        2,763,544   $ 64,099,737
                               ==============   ============


5.Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.


Merrill Lynch Pacific Fund, Inc.
December 31, 2000

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2001
</AUDIT-REPORT>

Merrill Lynch Pacific Fund, Inc.
December 31, 2000

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Pacific Fund, Inc. during its taxable year ended December 31, 2000:


                                    Foreign    Non-Qualifying  Total   Foreign Taxes  Long-Term
             Record     Payable      Source       Ordinary    Ordinary    Paid or      Capital
              Date        Date       Income        Income      Income     Withheld      Gains*
Class A:    12/20/00    12/27/00    $.253154      $3.082237   $3.335391    $.032204    $.233273
Class B:    12/20/00    12/27/00    $.227537      $2.770348   $2.997885    $.032204    $.233273
Class C:    12/20/00    12/27/00    $.228319      $2.779869   $3.008188    $.032204    $.233273
Class D:    12/20/00    12/27/00    $.247182      $3.009527   $3.256709    $.032204    $.233273

*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.
The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

PORTFOLIO INFORMATION (unaudited)

As of December 31, 2000
                                        Percent of
Ten Largest Holdings                    Net Assets

Murata Manufacturing Co., Ltd.              4.8%
Yamanouchi Pharmaceutical Co., Ltd.         4.5
Hutchison Whampoa Limited                   4.5
HSBC Holdings PLC                           4.4
Lend Lease Corporation Limited              4.2
Rohm Company Ltd.                           4.1
The Nichido Fire & Marine
Insurance Co., Ltd.                         4.0
Mitsui Marine and Fire Insurance
Company, Ltd.                               3.9
Tokyo Electric Power                        3.8
Ito-Yokado Co., Ltd.                        3.5



                                        Percent of
Ten Largest Industries                  Net Assets

Property & Casualty Insurance              14.8%
Electrical Equipment                       13.8
Utilities--Electric                         8.1
Consumer Electronics                        6.8
Banking                                     6.0
Conglomerates                               4.9
Pharmaceuticals                             4.5
Property                                    4.2
Retailing                                   3.9
Chemicals                                   3.4


Merrill Lynch Pacific Fund, Inc.
December 31, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director of Merrill Lynch Pacific Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.